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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                NOVEMBER 10, 2000

                                DEVX ENERGY, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                   0-21179                       75-2615565
 (State of incorporation)     (Commission File No.)     (IRS Employer Identification No.)
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                           13760 NOEL ROAD, SUITE 1030
                            DALLAS, TEXAS 75240-7336
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 233-9906



          (Former name or former address, if change since last report)


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ITEM 5.  OTHER EVENTS

         Enclosed herewith as Exhibit 99.1 is a copy of the Registrant's press release dated November 15, 2000, announcing the appointment of Patrick J. Keeley to the Board of Directors.


ITEM 7.  EXHIBITS.

         99.1     Press Release dated November 15, 2000.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Enclosed herewith as Exhibit 99.1 is a copy of the Registrant's press release dated November 15, 2000, announcing the change of the Registrant's fiscal year end from June 30 to December 31 effective as of December 31, 2000 as approved by the Board of Directors on November 10, 2000. The Registrant will file the required transition report on a Form 10-K covering the period beginning
July 1, 2000 through December 31, 2000.

ITEM 9.  REGULATION FD DISCLOSURE.

         Enclosed herewith as Exhibit 99.1 is a copy of the Registrant's press release dated November 15, 2000, including information with respect to the Registrant's SEC PV-10 estimates.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DEVX ENERGY, INC.



Date:   November 20, 2000         By:     /s/ Edward J. Munden
                                         ---------------------------------------
                                  Name:  Edward J. Munden
                                  Title: President and Chief Executive Officer




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                                  EXHIBIT INDEX


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
EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
 99.1        Press Release dated November 15, 2000.
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